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                                AIM SECTOR FUNDS

 AIM ENERGY FUND - CLASS A, CLASS B, CLASS C, CLASS K AND INVESTOR CLASS SHARES AIM FINANCIAL SERVICES FUND - CLASS A, CLASS B, CLASS C, CLASS K AND INVESTOR
                                  CLASS SHARES
AIM GOLD AND PRECIOUS METALS FUND - CLASS A, CLASS B, CLASS C AND INVESTOR CLASS
                                     SHARES
AIM LEISURE FUND - CLASS A, CLASS B, CLASS C, CLASS K AND INVESTOR CLASS SHARES
  AIM TECHNOLOGY FUND - CLASS A, CLASS B, CLASS C, CLASS K AND INVESTOR CLASS
                                     SHARES
   AIM UTILITIES FUND - CLASS A, CLASS B, CLASS C, AND INVESTOR CLASS SHARES

                         Supplement dated August 5, 2005
                      to the Prospectus dated July 29, 2005

On August 4, 2005, the Board of Trustees of AIM Sector Funds unanimously approved the conversion of Class K shares of AIM Energy Fund, AIM Financial Services Fund, AIM Leisure Fund and AIM Technology Fund (each, a "Fund") into Class A shares of such Fund. The conversion of Class K shares to Class A shares is scheduled occur October 21, 2005 at 5:00 p.m. Eastern time (the "Conversion Date"). On the Conversion Date, each shareholder of record of Class K shares of a Fund will receive that number of Class A shares of such Fund having an aggregate net asset value equal to the net asset value of the Class K shares of such Fund held by such shareholder immediately prior to the Conversion Date. No Fund or Class K shareholder is expected to recognize gain or loss for federal income tax purposes in connection with the Class K conversion.

Although each Fund's Class A shares are generally sold with an initial sales charge, holders of Class K shares that are converted into Class A shares will be permitted to purchase additional Class A shares of a Fund without an initial sales charge. In addition, any future purchases of Class A shares by holders of Class K shares that are converted into Class A shares will not be subject to the 18 month, 1.0% contingent deferred sales charge ("CDSC") applicable to net asset value purchases of $1,000,000 or more of Class A shares.

Some Class K shareholders have purchased shares subject to a 0.70% CDSC. Such CDSC is imposed if a Fund's distributor paid a concession to a dealer of record and all retirement plan assets are redeemed within 12 months from the date of the retirement plan's initial purchase. Subsequent to the Conversion Date, this CDSC will continue to apply to a shareholder whose Class K shares are converted into Class A shares and will terminate once the 12 month period has passed.

After the conversion, and as a result of owning Class A shares, the 12b-1 fees paid by former Class K shareholders will be reduced from 0.45% to 0.25%. The Fund's distributor, however, intends to continue to pay financial intermediaries 0.45% on Class K shares that are converted into Class A shares: 0.25% from the Class A shares' 12b-1 plan fees and 0.20% from the distributor's own resources.

Effective as of the close of business on August 15, 2005, the Fund is limiting public sales of its Class K shares to certain investors. Only existing Class K shareholders of a Fund, as of August 15, 2005, may continue to invest in the Fund's Class K shares.

Class K shares of each Fund will not be publicly offered for sale after the Conversion Date.